Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 11 TO CREDIT AGREEMENT
AMENDMENT NO. 11 TO CREDIT AGREEMENT, dated as of May 31, 2016 (“Amendment No. 11”), by and among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK SECURITIES INC. (“DBSI”), as lead arranger (in such capacity, the “Lead Arranger”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”) and each of the lenders party hereto with a 2016 Incremental Term A Loan Commitment (as defined below) (each, a “2016 Incremental Term A Lender” and, collectively, the “2016 Incremental Term A Lenders”).
WITNESSETH:
WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each Lender from time to time party thereto have previously entered into an Amendment No. 1 to Credit Agreement, dated as of February 10, 2011, which amended and restated that certain Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the Guarantors, Deutsche Bank Trust Company Americas, as Administrative Agent, and the lenders party thereto from time to time (as further amended, amended and restated, supplemented and/or otherwise modified through, but not including, there date hereof, including pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6, dated as of December 16, 2013, Amendment No. 7, dated as of April 9, 2014, Amendment No. 8, dated as of June 2, 2015, Amendment No. 9, dated as of June 30, 2015, and Amendment No. 10, dated as of March 31, 2016, collectively, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment No. 11 have the same meanings as specified in the Credit Agreement);
WHEREAS, pursuant to and in accordance with Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent of its request for commitments (each, a “2016 Incremental Term A Commitment”) to provide Incremental Term A Loans (as defined below) in an aggregate principal amount of $55,000,000 on the terms set forth in this Amendment No. 11 to be used for any purpose not prohibited by the Credit Agreement;
WHEREAS, subject to the terms and conditions set forth in Section 2.14 of the Credit Agreement and Section 2 hereof, each 2016 Incremental Term A Lender hereby severally agrees to provide a 2016 Incremental Term A Loan Commitment in the amount set forth opposite its name on Exhibit I attached hereto; and
WHEREAS, the Borrower has appointed DBSI, and DBSI has agreed, to act as sole lead arranger and book running manager with respect to this Amendment No. 11 and the 2016 Incremental Term A Loans provided for hereunder; and
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Terms of the 2016 Incremental Term A Loans and Related Amendments to the Credit Agreement.
(a)     (i)    Each 2016 Incremental Term A Lender, the Borrower and the Administrative Agent acknowledge and agree that the 2016 Incremental Term A Loan Commitments provided pursuant to this Amendment No. 11 shall constitute Term Commitments of such 2016 Incremental Term A Lenders under the Credit Agreement.

(ii) Subject to the satisfaction of the conditions set forth in Section 2 hereof, on the Amendment No. 11 Effective Date, each 2016 Incremental Term A Lender party hereto shall make a loan in respect of its 2016 Incremental Term A Loan Commitment (collectively, “2016 Incremental Term A Loans”) to the Borrower, which shall be added to and constitute a part of the Class of existing 2015 Term A Loans under the Credit Agreement prior to giving effect to this Amendment No. 11 (the “Existing Term A Loans”) for all purposes under the Credit Agreement.
(iii) On or prior to the Amendment No. 11 Effective Date, the Borrower shall pay in cash all interest accrued on the Existing Term A Loans through the Amendment No. 11 Effective Date. Notwithstanding anything to the contrary contained elsewhere in the Credit Agreement, (a) each Borrowing of Existing Term A Loans maintained as LIBOR Loans (each, an “Existing Term A Borrowing”) shall, upon the occurrence of the Amendment No. 11 Effective Date, continue to remain outstanding and (b) the 2016 Incremental Term A Loans shall be initially incurred pursuant to a single Borrowing of LIBOR Loans which shall be added to (and thereafter be deemed to constitute a part of) each then outstanding Existing Term A Borrowing on a pro rata basis, with such new Borrowing to be subject to (x) the same Interest Period applicable to each Existing Term A Borrowing to which it is so added and (y) the same LIBOR Rate applicable to the Existing Term A Borrowing to which it is so added.
(iv) The Applicable Margin applicable to the 2016 Incremental Term A Loans shall be the same as currently provided to be applicable to the Existing Term A Loans.
(v) The 2016 Incremental Term A Loans shall (a) rank pari passu in right of payment and pari passu in right of security with the Revolving Credit Loans, the Existing Term A Loans and the 2015 Term B-2 Loans and (b) be treated the same in all respects as the Existing Term A Loans except as otherwise set forth herein.
(vi) Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the 2016 Incremental Term A Loans shall be used for general corporate purposes.
(b) Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:
“Amendment No. 11” means Amendment No. 11 to this Agreement, dated as of May 31, 2016, among Holdings, the Borrower, the other Loan Parties, DBNY, as the Administrative Agent and the 2016 Incremental Term A Lenders party thereto.
“Amendment No. 11 Effective Date” means May 31, 2016 or, if different, the date of the effectiveness of Amendment No. 11 in accordance with Section 2 thereof.
“Existing Term A Loan” has the meaning set forth in Amendment No. 11.

“Existing Term A Borrowing” has the meaning set forth in Amendment No. 11.

“2016 Incremental Term A Loans” means the 2016 Incremental Term A Loans in an aggregate principal amount of $55,000,000 provided to the Borrower on the Amendment No. 11 Effective Date pursuant to the terms of Amendment No. 11.
“2016 Incremental Term A Loan Commitment” means, for each 2016 Incremental Term A Lender, the amount set forth opposite its name on Exhibit I of Amendment No. 11.

“2016 Incremental Term A Lender” means each Lender or Additional Lender party to Amendment No. 11.

(ii) Section 1.01 of the Credit Agreement is hereby further amended by (i) inserting the following text “Commitments in respect of 2016 Incremental Term A Loans,” immediately after the text “Commitments in respect of Incremental Term B-2 Loans, ” and immediately before the text “Commitments in respect of 2016 Incremental Term B-2 Loans”, (ii) inserting the following text “2016 Incremental Term A Loans,” immediately after the text “Incremental Term B-2 Loans, ” and immediately before the text “2016 Incremental Term B-2 Loans” and (iii) adding the following sentence at the end, in each case of the definition of “Class”.

“For the avoidance of doubt and notwithstanding the foregoing, the 2016 Incremental Term A Lenders, the 2016 Incremental Term A Loan Commitments and the 2016 Incremental Term A Loans shall be considered to be of the same Classes, respectively, of 2015 Term A Lenders, 2015 Term A Commitments and 2015 Term A Loans and constitute 2015 Term A Lenders, 2015 Term A Commitments and 2015 Term A Loans, as the case may be, in all respects under this Agreement (including but not limited to Section 2.07(a)(ii)).”

(iii) Section 1.01 of the Credit Agreement is hereby further amended by replacing the “and” immediately before clause (c) with “,” and adding a new clause (d) to the end of the definition of “Term Commitment” as follows:

“and (d) with respect to each 2016 Incremental Term A Lender on the Amendment No. 11 Effective Date, its respective 2016 Incremental Term A Loan Commitments, the aggregate amount of which is $55,000,000.”

(iv) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety with the following:
““Term Loan” means (a) prior to the Amendment No. 8 Effective Date, 2014 Replacement Term Loans made pursuant to Amendment No. 7; (b) on and after the Amendment No. 8 Effective Date and prior to the Amendment No. 9 Effective Date, 2015 Term B-2 Loans made pursuant to Amendment No. 8 and Extended Term Loans, Incremental Term Loans, Refinancing Term Loans or Replacement Term Loans, as the context may require; (c) on and after the Amendment No. 9 Effective Date (i) 2015 Term B-2 Loans made pursuant to Amendment No. 8, (ii) 2015 Term A Loans made pursuant to Amendment No. 9 and (iii) Extended Term Loans, Incremental Term Loans, Refinancing Term Loans or Replacement Term Loans, as the context may require; (d) on or after the Amendment No. 10 Effective Date, (i) the 2015 Term B-2 Loans made pursuant to Amendment No. 8, (ii) the 2015 Term A Loans made pursuant to Amendment No. 9, (iii) the 2016 Incremental Term B-2 Loans made pursuant to Amendment No. 10 and (iv) Extended Term Loans, Incremental Term Loans, Refinancing Term Loans or Replacement Term Loans, as the context may require and (e) on or after the Amendment No. 11 Effective Date, (i) 2015 Term B-2 Loans made pursuant to Amendment No. 8, (ii) 2015 Term A Loans made pursuant to Amendment No. 9, (iii) the 2016 Incremental Term B-2 Loans made pursuant to Amendment No. 10, (iv) the 2016 Incremental Term A Loans made pursuant to Amendment No. 11 and (v) Extended Term Loans, Incremental Term Loans, Refinancing Term Loans or Replacement Term Loans, as the context may require.

(v) Section 2.01(a) of the Credit Agreement is hereby amended by inserting a new clause (iv) as follows:
“(iv) 2016 Incremental Term A Loans. Subject to the terms and conditions set forth in Amendment No. 11, each of the 2016 Incremental Term A Lenders severally, and not jointly with the other 2016 Incremental Term A Lenders, agrees to make to the Borrower on the Amendment No. 11 Effective Date a 2016 Incremental Term A Loan denominated in Dollars in a principal amount equal to such 2016 Incremental Term A Lender’s 2016 Incremental Term A Commitment. Amounts borrowed under this Section 2.01(a)(iii) pursuant to Amendment No. 11 and repaid or prepaid may not be reborrowed. 2016 Incremental Term A Loans may be Base Rate Loans or LIBOR Loans, as further provided herein.

(vi) Section 2.06(b) of the Credit Agreement is hereby amended by inserting the following text immediately following the third sentence thereof:

“The 2016 Incremental Term A Loan Commitment of each 2016 Incremental Term A Lender shall automatically terminate in its entirety on the Amendment No. 11 Effective Date (after giving effect to the incurrence of the 2016 Incremental Term A Loans on such date).”

(vii) Section 7.10 of the Credit Agreement is hereby amended by inserting the following text immediately after the third sentence thereof:
“The proceeds of the 2016 Incremental Term A Loans incurred pursuant to Amendment No.11 shall be used for general corporate purposes.”
SECTION 2. Conditions of Effectiveness of the 2016 Incremental Term A Loans and Related Amendments to the Credit Agreement. The 2016 Incremental Term A Loans and related amendments to the Credit Agreement, as set forth in Section 1 hereof, shall become effective as to each signatory hereto as of the first date (the “Amendment No. 11 Effective Date”) on which the following conditions shall have been satisfied (or waived):
(a) Holdings, the Borrower, the Guarantors, the Administrative Agent and the 2016 Incremental Term A Lenders, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic transmission) the same to the Administrative Agent (or its counsel);
(b) the Borrower shall have paid, by wire transfer of immediately available funds, (i) all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 11 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 11 and required to be paid in connection with this Amendment No. 11 pursuant to Section 10.04 of the Credit Agreement, (ii) any fees as have been separately agreed between the Borrower and 2016 Incremental Term A Lender and (iii) to the Administrative Agent, for the ratable account of each Lender existing immediately prior to the Amendment No. 11 Effective Date, all accrued but unpaid interest on the Existing Term Loans through the Amendment No. 11 Effective Date (but prior to giving effect thereto);
(c) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that (i) the conditions precedent set forth in Section 4.01 of the Credit Agreement shall have been satisfied (or waived) on and as of the Amendment No. 11 Effective Date and (ii) the Borrower is in compliance with the covenant set forth in Section 7.11 of the Credit Agreement determined on a Pro Forma Basis as of the date of the most recently ended Test Period, as if such 2016 Incremental Term A Loans had been outstanding on the last day of such fiscal quarter of the Borrower;
(d) the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of the Borrower, certified, if applicable, as of a recent date by the Secretary of State of the state of such Loan Party’s organization, and a certificate as to the good standing of such Loan Party as of a recent date, from such Secretary of State, and (ii) a certificate of the Secretary or Assistant Secretary of such Loan Party dated the Amendment No. 11 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 11 Effective Date or that the by-laws or operating (or limited liability company) agreement of such Loan Party have not been modified, rescinded or amended since the Amendment No. 10 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 11 and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 11 on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

(e) the Administrative Agent shall have received a certificate, dated the Amendment No. 11 Effective Date and signed by a financial officer of the Borrower, certifying that Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case on a consolidated basis after giving effect to the 2016 Incremental Term A Loans on the Amendment No. 11 Effective Date, are Solvent as of the Amendment No. 11 Effective Date;
(f) the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein);
(g) the Administrative Agent shall have received from Simpson Thacher & Bartlett LLP, special counsel to the Borrower, (an opinion addressed to the Administrative Agent, the Collateral Agent and the 2016 Incremental Term A Lenders and dated the Amendment No. 11 Effective Date, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent;
(h) the proceeds of the Term Loans incurred pursuant to Amendment No. 11 shall be used for general corporate purposes; and
(i) the Administrative Agent shall have received at least three (3) Business Days prior to the Amendment No. 11 Effective Date all documentation and other information about the Borrower and each Guarantor reasonably requested in writing by it at least eight (8) Business Days prior to the Amendment No. 11 Effective Date required in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.
SECTION 3. Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant as follows as of the date hereof:
(a) The execution, delivery and performance by each Loan Party to this Amendment No. 11 are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery nor performance by each Loan Party of this Amendment No. 11 will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) This Amendment No. 11 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(c) Upon the effectiveness of this Amendment No. 11 and both before and immediately after giving effect to this Amendment No. 11 and the making of the 2016 Incremental Term A Loans as contemplated herein and the use of the proceeds thereof, (i) no Default or Event of Default exists and (ii) the Borrower is in compliance with the covenant set forth in Section 7.11 of the Credit Agreement determined on a Pro Forma Basis as of the date of the most recently ended Test Period, as if such 2016 Incremental Term A Loans had been outstanding on the last day of such fiscal quarter of the Borrower.

(d) Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 11 is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.
(e) The 2016 Incremental Term A Loans have been incurred in compliance with the requirements of Section

2.14 of the Credit Agreement.
SECTION 4. Post-Effectiveness Obligations.
Within ninety (90) days after the Amendment No. 11 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following:

(i) with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;

(ii) with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 4 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below);
(iii) an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage; and
(iv) an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located;
provided that, the requirements under this Section 4 shall be deemed satisfied to the extent that the items described herein are delivered pursuant to Section 4 of Amendment No. 10.
SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 11 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 11, (ii) each 2016 Incremental Term A Lender shall constitute a “Lender” as defined in the Credit Agreement, and (iii) the 2016 Incremental Term A Loans shall constitute “Incremental Term Loans” and “Term Loans” as defined in the Credit Agreement.
(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 11, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 11.
(c) The execution, delivery and effectiveness of this Amendment No. 11 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 11, this Amendment No. 11 shall for all purposes constitute a Loan Document.

SECTION 6. Execution in Counterparts. This Amendment No. 11 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 11 shall be effective as delivery of an original executed counterpart of this Amendment No. 11.

SECTION 7. Governing Law. This Amendment No. 11 shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 8. Successors and Assigns. This Amendment No.11 shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 11 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TRANSUNION INTERMEDIATE HOLDINGS, INC.
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
TRANS UNION LLC
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
TRANSUNION INTERACTIVE, INC.
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
VISIONARY SYSTEMS, INC.
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
TransUnion Amendment No. 11 - Signature Page

TRANSUNION TELEDATA LLC
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
DIVERSIFIED DATA DEVELOPMENT CORPORATION
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
TRANSUNION FINANCING CORPORATION
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary
TRANSUNION HEALTHCARE, INC.
By:_/s/ Michael J. Forde______________
Name: Michael J. Forde
Title: Senior Vice President and Secretary

TransUnion Amendment No. 11 - Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent
By:_/s/ Peter Cucchiara______________
Name: Peter Cucchiara
Title: Vice President
By:_/s/ Michael Shannon_____________
Name: Michael Shannon
Title: Vice President

DEUTSCHE BANK SECURITIES INC., as Lead Arranger
By:_/s/ Christopher Blum____________
Name: Christopher Blum
Title: Managing Director
By:_/s/ Chase Arnold_______________
Name: Chase Arnold
Title: Managing Director

TransUnion Amendment No. 11 - Signature Page

CAPITAL ONE, as a Lender
By:_/s/ Sean C. Horridge__________
Name: Sean C. Horridge
Title: Vice President

ANNEX A
GUARANTOR CONSENT AND REAFFIRMATION
May 31, 2016
Reference is made to (a) the Credit Agreement dated as of June 15, 2010, among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), as amended and restated pursuant to Amendment No. 1, dated as of February 10, 2011, as further amended, amended and restated, supplemented and/or otherwise modified pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6 dated as of December 16, 2013, Amendment No. 7, dated as of April 9, 2014, Amendment No. 8, dated as of June 2, 2015, Amendment No. 9, dated as of June 30, 2015, and Amendment No. 10, dated as of March 31, 2016 (the “Credit Agreement”) and (b) Amendment No. 11 to Credit Agreement dated as of May 31, 2016 (“Amendment No. 11”) among Holdings, the Borrower, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, as Collateral Agent, and each other 2016 Incremental Term A Lender party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement or Amendment No. 11, as the context requires.
Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 11, including the making of the 2016 Incremental Term A Loans contemplated thereby, and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 11 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 11.
Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 11, all of its respective Obligations under the Loan Documents to which it is a party, as such Obligations have been amended by Amendment No. 11, are reaffirmed, and remain in full force and effect.
After giving effect to Amendment No. 11, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 11, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 11), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 11, and the other Loan Documents.
Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.
This Consent is a Loan Document and shall be governed by, and construed and inter-preted in accordance with, the law of the state of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

TRANSUNION INTERMEDIATE HOLDINGS, INC.
By:______________________________
Name:
Title:
TRANSUNION INTERACTIVE, INC.
By:______________________________
Name:
Title:
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.
By:______________________________
Name:
Title:
VISIONARY SYSTEMS, INC.
By:______________________________
Name:
Title:
TRANSUNION TELEDATA LLC
By:______________________________
Name:
Title:
[TransUnion Consent and Reaffirmation - Signature Page]

DIVERSIFIED DATA DEVELOPMENT CORPORATION
By:______________________________
Name:
Title:

TRANSUNION FINANCING CORPORATION
By:______________________________
Name:
Title:
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.
By:______________________________
Name:
Title:
TRANSUNION HEALTHCARE, INC.
By:______________________________
Name:
Title:

[TransUnion Consent and Reaffirmation - Signature Page]EXHIBIT I

2016 INCREMENTAL TERM A LOAN COMMITMENTS

Capital One	$55,000,000